UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2017

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada  M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 26, 2017, McEwen Mining Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”), to, among other things, provide the PowerPoint presentation slides presented at the Company’s annual meeting of shareholders on May 25, 2017. Following the meeting, the Company determined there was an error in Slide 7 of the PowerPoint presentation slides used during the meeting and furnished as Exhibit 99.1 to the Original 8-K. The Company is filing this Amendment No. 1 to the Original 8-K in order to provide a corrected copy of the PowerPoint presentation slides.

Item 7.01              Regulation FD Disclosure.

As reported in the Original 8-K, on May 25, 2017, the Company held its annual meeting of shareholders on May 25, 2017, during which representatives of management gave an update on the Company’s business. A copy of the McEwen Mining PowerPoint slides presented during the meeting, including the corrected Slide 7, is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01              Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished with this report:

	99.1	Corrected Annual Meeting Presentation Slides

Cautionary Statement

With the exception of historical matters, the matters discussed in the presentation slides include forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding future exploration, development, and production activities. Factors that could cause actual results to differ materially from projections or estimates include, among others, metal prices, economic and market conditions, operating costs, receipt of permits, receipt of working capital and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2016, and other filings with the United States Securities and Exchange Commission (“SEC”). Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the presentation slides, whether as a result of new information, future events, or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: May 30, 2017	By:	/s/ Andrew Elinesky
Andrew Elinesky, Senior Vice President and Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits furnished herewith:

Exhibit
Number	Description of Exhibit

99.1	Corrected Annual Meeting Presentation Slides